UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 21, 2014

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FROZEN FOOD GIFT GROUP, INC.
(Exact name of registrant as specified in its charter)

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Delaware	000-54597	27-1668227
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

8895 Towne Centre Dr., Suite 105, San Diego, CA 92122
(Address of Principal Executive Office) (Zip Code)

888-530-3738
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 21, 2014, the Circuit Court in the Twelfth Judicial Circuit in and for Sarasota County, Florida (the “Court”), entered an Order Granting Approval of Settlement Agreement (the “Order”) approving, among other things, the fairness of the terms and conditions of an exchange pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), in accordance with a Settlement Agreement (the “Settlement Agreement”) between the Company and IBC Funds, LLC, a Nevada limited liability company (“IBC”), in the matter entitled IBC Funds, LLC, vs. Frozen Food Gift Group, Inc., Case No. 2014 CA 001547 NC (the “Action”). IBC commenced the Action against us to recover an aggregate of $37,875.00 of past-due accounts payable, which IBC had purchased from certain of our vendors pursuant to the terms of separate claim purchase agreements between IBC and each of the respective vendors (the “Assigned Accounts), plus fees and costs (the “Claim”). The Assigned Accounts relate to certain research, technical, development and legal services. The Order provides for the full and final settlement of the Claim and the Action. The Settlement Agreement became effective and binding on March 21, 2014.

The Settlement Agreement provides that in no event shall the number of shares of Common Stock issued to IBC or its designee in connection with the Settlement Agreement, when aggregated with all other shares of Common Stock then beneficially owned by IBC and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder), result in the beneficial ownership by IBC and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and the rules and regulations thereunder) at any time of more than 9.99% of the Common Stock.

Item 1.01. Entry into a Material Definitive Agreement.

On March 17, 2014, Frozen Food Gift Group, Inc. (“FROZ”) entered into an Exchange Agreement with Mammoth Corporation (“Mammoth”) to exchange two purchased notes for a restated promissory note issued by FROZ pursuant to a Purchase Agreement between Mammoth and the Lawrence A. Carrell Trust. The purchased notes were originally issued by APT Powersport and Utility Products, LLC, a wholly owned subsidiary of APT Group, Inc. (“APT”), which restated the notes in an agreement with Mammoth. FROZ has assumed the restated note between APT and Mammoth pursuant to a merger transaction between APT and FROZ.

The restated note is a convertible promissory note in the principal amount of $660,000 due nine months from the issuance date bearing no interest. FROZ is to pay the principal amount on December 17, 2014, to the extent such principal amount has not been repaid or converted into the Company's Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FROZEN FOOD GIFT GROUP, INC.

	By:	/s/ JONATHAN F. IRWIN
Date: March 26, 2014		Jonathan F. Irwin
Jonathan F. Irwin Chief Executive Officer, Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer